Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of HOOKIPA Pharma Inc. (the “Company”) for the quarterly period ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Joern Aldag and Reinhard Kandera, Chief Executive Officer of the Company and Chief Financial Officer of the Company, respectively, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1)          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2019	/s/ Joern Aldag

Joern Aldag
Chief Executive Officer
(Principal Executive Officer)

Dated: August 12, 2019	/s/ Reinhard Kandera

Reinhard Kandera
Chief Financial Officer
(Principal Financial Officer)